PROSPECTUS

                           STI CLASSIC VARIABLE TRUST

                            CAPITAL APPRECIATION FUND
                             GROWTH AND INCOME FUND
                               MID-CAP EQUITY FUND
                             VALUE INCOME STOCK FUND

                                   MAY 1, 2002

                        INVESTMENT ADVISER TO THE FUNDS:
                 TRUSCO CAPITAL MANAGEMENT, INC. (THE "ADVISER")


                               [STI LOGO OMITTED]


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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


PROSPECTUS

ABOUT THIS PROSPECTUS

The STI Classic Variable Trust is a mutual fund family that offers shares in a number of separate investment portfolios (Funds). The Funds have individual investment goals and strategies. The Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts (Contracts) issued by various life insurance companies (Insurers). This prospectus gives you important information about the Capital Appreciation, Growth and Income, Mid-Cap Equity and Value Income Stock Funds that you should know before investing. Please read this prospectus in conjunction with your Contract prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

2 CAPITAL APPRECIATION FUND

4 GROWTH AND INCOME FUND

6 MID-CAP EQUITY FUND

8 VALUE INCOME STOCK FUND

10 MORE INFORMATION ABOUT RISK

10 MORE INFORMATION ABOUT FUND INVESTMENTS

11 INVESTMENT ADVISER

11 PORTFOLIO MANAGERS

12 PURCHASING AND SELLING FUND SHARES

13 DIVIDENDS AND DISTRIBUTIONS AND TAXES

14 FINANCIAL HIGHLIGHTS

16 HOW TO OBTAIN MORE INFORMATION ABOUT THE STI CLASSIC VARIABLE TRUST

[BRIEF CASE ICON OMITTED] FUND SUMMARY

[TELESCOPE ICON OMITTED] INVESTMENT STRATEGY

[LIFE PRESERVER ICON OMITTED] WHAT ARE THE RISKS OF INVESTING?

[BULL'S EYE ICON OMITTED] PERFORMANCE INFORMATION

[GRAPH ICON OMITTED] WHAT IS AN INDEX?

[COINS ICON OMITTED] FUND EXPENSES

[MAGNIFYING GLASS ICON OMITTED] INVESTMENT ADVISER

[HAND SHAKE ICON OMITTED] HOW TO PURCHASE FUND SHARES


MAY 1, 2002

                      [This page left intentionally blank]

                                                                   PROSPECTUS  1

                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Before you invest, you should know a few things about investing in mutual funds.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT, AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2  PROSPECTUS

CAPITAL APPRECIATION FUND

[SUITCASE ICON OMITTED] FUND SUMMARY

INVESTMENT GOAL                    Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify companies with above
                                   average growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want the value of their
                                   investment to grow, but do not need
                                   to receive income on their investment
--------------------------------------------------------------------------------

[TELESCOPE ICON OMITTED]
INVESTMENT STRATEGY

The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

[LIFESAVER ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

[TARGET ICON OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[GRAPHIC OMITTED]
VAR TRUST CAP APP.EPS
(1996)            23.75%
(1997)            36.54%
(1998)            28.97%
(1999)             8.73%
(2000)             3.07%
(2001)            -5.34%

            BEST QUARTER              WORST QUARTER
               22.64%                    -14.76%
             (12/31/98)                 (9/30/01)

                                                                    PROSPECTUS 3

                                                       CAPITAL APPRECIATION FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 (R) INDEX.

                                                     SINCE
                              1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
   FUND                      -5.34%     13.31%       15.60%
--------------------------------------------------------------------------------
S&P 500 (R)
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES
   OR EXPENSES)             -11.88%     10.70%       13.17%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS 10/2/95. INDEX RETURNS PROVIDED FROM 9/30/95.


[CHART ICON OMITTED]
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 (r) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS ICON OMITTED]
FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees                                               1.15%
Other Expenses                                                         0.29%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.44%
--------------------------------------------------------------------------------
* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

            Capital Appreciation Fund                 1.15%

IN ADDITION, THE FUND MAY ENTER INTO ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. THE FUND ANTICIPATES THAT THESE ARRANGEMENTS WILL REDUCE OPERATING EXPENSES. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $147            $456            $787          $1,724

4  PROSPECTUS

GROWTH AND INCOME FUND

[SUITCASE ICON OMITTED]
FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                          Long-term capital appreciation
  SECONDARY                        Current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Equity securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify securities of companies
                                   with market capitalizations of at least $1
                                   billion with attractive valuation and/or
                                   above average earnings potential relative
                                   either to their sectors or the market as a
                                   whole
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who are looking for capital
                                   appreciation potential and income with less volatility than the equity market as a whole

[TELESCOPE ICON OMITTED]
INVESTMENT STRATEGY

The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector.

[LIFESAVER ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

[TARGET ICON OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[GRAPHIC OMITTED]
VAR TRUST GROWTH AND INCOME

(2000)             9.32%
(2001)            -5.57%

            BEST QUARTER              WORST QUARTER
                8.77%                    -11.47%
             (12/31/01)                 (9/30/01)

                                                                   PROSPECTUS  5

                                                          GROWTH AND INCOME FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 (R)/BARRA VALUE INDEX.

                                  1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND            -5.57%           1.60%
--------------------------------------------------------------------------------
S&P 500 (R)/BARRA VALUE INDEX
(REFLECTS NO DEDUCTION FOR FEES
OR EXPENSES)                     -11.71%          -3.22%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS 12/30/99. INDEX RETURNS PROVIDED FROM 12/31/99.

[CHART ICON OMITTED]
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index of stocks in the S&P 500 (R) Index that have lower price-to-book ratios. The S&P 500 (R) Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS ICON OMITTED]
FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.90%
Other Expenses                                                         2.32%
                                                                       -----
Total Annual Fund Operating Expenses                                   3.22%
Fee Waivers and Expense Reimbursements                                (2.02)%
                                                                       -----
Net Expenses*                                                          1.20%
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.20% FOR A PERIOD OF ONE YEAR FROM THE DATE OF THIS PROSPECTUS. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $122            $803           $1,508         $3,382

6  PROSPECTUS

MID-CAP EQUITY FUND

[SUITCASE ICON OMITTED] FUND SUMMARY


INVESTMENT GOAL                    Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. mid-cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify companies with above
                                   average growth potential at an attractive
                                   price
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who want the value of their
                                   investment to grow and who are willing to
                                   accept more volatility for the possibility of
                                   higher returns
-------------------------------------------------------------------------------

[TELESCOPE ICON OMITTED]
INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized market capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion and companies in the S&P Mid Cap 400 (R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average growth potential at attractive prices. The Adviser evaluates companies based on their industry sectors and the market in general. The Fund maintains large holdings in the industries that appear to perform best during a given business cycle. The Adviser analyzes companies that are in favored industries based on their fundamental characteristics, such as growth rates and earnings. The Adviser does not consider current income in selecting investments for the Fund.

[LIFESAVER ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole.

The small-to mid-sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

[TARGET ICON OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[GRAPHIC OMITTED]
VAR TRUST MIDCAP EQUITY
(1996)            16.05%
(1997)            22.23%
(1998)             7.16%
(1999)            14.00%
(2000)            -2.93%
(2001)             2.72%

            BEST QUARTER              WORST QUARTER
               24.40%                    -19.81%
             (12/31/98)                 (9/30/01)

                                                                    PROSPECTUS 7

                                                             MID-CAP EQUITY FUND

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P MID CAP 400 (R) INDEX.

                                                     SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
MID-CAP EQUITY FUND            2.72%      8.28%      9.70%
--------------------------------------------------------------------------------
S&P MID CAP 400 (R)
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES
   OR EXPENSES)               -0.61%     16.11%     16.17%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS 10/2/95. INDEX RETURNS PROVIDED FROM 9/30/95.


[CHART ICON OMITTED]
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P Mid Cap 400 (R) Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity and industry group representation.

[COINS ICON OMITTED]
FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees                                               1.15%
Other Expenses                                                         0.51%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.66%
--------------------------------------------------------------------------------
* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

            Mid-Cap Equity Fund                 1.15%

IN ADDITION, THE FUND MAY ENTER INTO ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. THE FUND ANTICIPATES THAT THESE ARRANGEMENTS WILL REDUCE OPERATING EXPENSES. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $169            $523            $902          $1,965

8 PROSPECTUS

VALUE INCOME STOCK FUND

[BRIEF CASE ICON OMITTED] FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                          Current income
  SECONDARY                        Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Moderate
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Attempts to identify high dividend-paying,
                                   undervalued stocks
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Investors who are looking for current
                                   income and capital appreciation with less
                                   volatility than the average stock fund
--------------------------------------------------------------------------------

[TELESCOPE ICON OMITTED]
INVESTMENT STRATEGY

The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $5 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends.

[LIFE PRESERVER ICON OMITTED]
WHAT ARE THE RISKS OF INVESTING IN THIS FUND?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

[BULL'S EYE ICON OMITTED]
PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[GRAPHIC OMITTED]
VAR TRUST VALUE INCOME

(1996)        18.64%
(1997)        26.82%
(1998)         9.69%
(1999)        -3.00%
(2000)        10.43%
(2001)        -1.14%

            BEST QUARTER              WORST QUARTER
               14.48%                    -11.90%
              (6/30/99)                 (9/30/99)

                                                                    PROSPECTUS 9

                                                         VALUE INCOME STOCK FUND


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001, TO THOSE OF THE S&P 500 (R)/BARRA VALUE INDEX.

                                                     SINCE
                              1 YEAR    5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
VALUE INCOME STOCK
   FUND                       -1.14%      8.06%     10.60%
--------------------------------------------------------------------------------
S&P 500 (R)/BARRA VALUE
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES
   OR EXPENSES)              -11.71%      9.49%     12.12%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS 10/2/95. INDEX RETURNS PROVIDED FROM 9/30/95.

[CHART ICON OMITTED]
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 (R)/BARRA Value Index is a widely-recognized index of the stocks in the S&P 500 (R) Index that have lower price-to-book ratios. The S&P 500 (R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

[COINS ICON OMITTED]
FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.80%
Other Expenses                                                         0.32%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.12%
--------------------------------------------------------------------------------
* THE FUND'S TOTAL ACTUAL ANNUAL FUND OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

            Value Income Stock Fund                 0.95%

IN ADDITION, THE FUND MAY ENTER INTO ARRANGEMENTS WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. THE FUND ANTICIPATES THAT THESE ARRANGEMENTS WILL REDUCE OPERATING EXPENSES. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $114            $356            $617          $1,363

10  PROSPECTUS

MORE INFORMATION ABOUT RISK AND FUND INVESTMENTS

[LIFESAVER ICON OMITTED]
MORE INFORMATION
ABOUT RISK

EQUITY RISK
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
VALUE INCOME STOCK FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISKS

GROWTH AND INCOME FUND
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

                                                                   PROSPECTUS 11

                                       INVESTMENT ADVISER AND PORTFOLIO MANAGERS

[MAGNIFIER ICON OMITTED]
INVESTMENT ADVISER

The investment adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Trusco Capital Management, Inc. (Trusco or the Adviser), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the Adviser to the Funds. As of December 31, 2001, Trusco had approximately $45.5 billion in assets under management. For the fiscal period ended December 31, 2001, the Adviser received advisory fees of:

   CAPITAL APPRECIATION FUND                 0.86%
   GROWTH AND INCOME FUND                    0.00%
   MID-CAP EQUITY FUND                       0.64%
   VALUE INCOME STOCK FUND                   0.63%

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

The Capital Appreciation Fund is managed by Mr. Robert J. Rhodes, CFA. Mr. Rhodes is an Executive Vice President and head of the Equity Funds group at Trusco. He has been employed by Trusco since 1973 and was Director of Research at Trusco from 1980 to 2000. Mr. Rhodes has more than 28 years of investment experience.

The Growth and Income Fund is managed by Mr. Jeffrey E. Markunas, CFA. Mr. Markunas has served as Lead Portfolio Manager of the Growth and Income Fund since it began operating in January 2000. From 1992 until July 2000, he served as Senior Vice President and Director of Equity Management for Crestar Asset Management Company. Additionally, he was named Senior Vice President of Trusco in January 1999 and Managing Director in July 2000. Mr. Markunas has more than 19 years of investment experience.

The Mid-Cap Equity Fund is managed by Mr. John Hamlin. Mr. Hamlin has served as a Vice President of Trusco since July 2000, after serving as a Portfolio Manager of STI since March 1999. He has managed the Mid-Cap Equity Fund since April 1999. Prior to joining STI, Mr. Hamlin served as Portfolio Manager at Phoenix Investment Counsel, Inc. from 1992 to 1999. Mr. Hamlin has more than 12 years of investment experience.

The Value Income Stock Fund is managed by Mr. Mills Riddick, CFA. Mr. Riddick has served as a Managing Director of Trusco since July 2000, after serving as a Managing Director of STI since 1994. He has managed the Value Income Stock Fund since October 1995. Mr. Riddick has more than 19 years of investment experience.

12  PROSPECTUS

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of each Fund.

[HANDSHAKE ICON OMITTED]
HOW TO PURCHASE FUND SHARES

Generally, you may not purchase Fund shares directly. Rather, Fund shares are sold to insurance companies for their separate accounts. Separate accounts are used by insurance companies to fund variable annuity and variable life insurance contracts. As a result, you, as a customer of an insurance company, may purchase Fund shares through these contracts. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, repayments and benefit payments to the terms of the Contract at the Fund's net asset value per share calculated as of that same day. Please refer to the Contract prospectus for information on how to make investments and redemptions.

WHEN CAN YOU PURCHASE SHARES?

Shares are offered continuously and may be purchased on any day that the New York Stock Exchange is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern
Time). So, for you to receive the current Business Day's NAV for each Fund, generally each Fund must receive your purchase order in proper form (from your insurance company) before 4:00 p.m., Eastern Time.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting your insurance company. All redemption requests will be processed and payments will be made within seven days after tender. Your insurance company will give you information about how to sell your shares. The sale price of each share will be the next NAV determined after the Funds receive your request from your insurance company. Your insurance company or retirement plan sponsor may have different cut-off times for determining NAV. Please refer to the Contract prospectus for information on how to make investments and redemptions.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the New York Stock Exchange restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

                                                                   PROSPECTUS 13

                                           DIVIDENDS AND DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends are paid in the form of additional shares.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their insurance company shareholders. This summary is based on current tax laws, which may change. For more information about the tax consequences of an investment in an insurance contract, see the attached Contract prospectus.

The Funds expect that they will not have to pay income taxes if they distribute all of their income and gains. Net income and realized capital gains that the Funds distribute are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the Contract prospectus.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

14  PROSPECTUS

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Arthur Andersen LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report and is attached to the SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-428-6970.

For the Periods Ended December 31,
For a Share Outstanding Throughout the Periods

                                    NET REALIZED
            NET ASSET     NET           AND          DISTRIBUTIONS
             VALUE,    INVESTMENT    UNREALIZED         FROM NET     DISTRIBUTIONS    NET ASSET              NET ASSETS,
            BEGINNING    INCOME     GAINS (LOSSES)     INVESTMENT    FROM REALIZED    VALUE, END   TOTAL        END OF
            OF PERIOD    (LOSS)    ON INVESTMENTS        INCOME      CAPITAL GAINS     OF PERIOD   RETURN+   PERIOD (000)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
---------------------------------------------------------------------------------------------------------------------------
2001........  $20.02     $(0.05)      $(1.27)           $   --          $(1.22)         $17.48     (5.34)%    $ 86,499
2000........   20.27       0.03         0.65             (0.03)          (0.90)          20.02      3.07       101,964
1999........   20.04       0.04         1.65             (0.04)          (1.42)          20.27      8.73       134,072
1998........   17.27       0.07         4.54             (0.08)          (1.76)          20.04     28.97       105,560
1997........   13.06       0.10         4.63             (0.10)          (0.42)          17.27     36.54        61,877
---------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
2001........  $10.86     $ 0.04       $(0.65)           $(0.04)         $   --          $10.21     (5.57)%    $  4,278
2000........   10.00       0.07         0.86             (0.07)             --           10.86      9.32         1,784
1999 (1)....   10.00         --           --                --              --           10.00        --            10
---------------------------------------------------------------------------------------------------------------------------
MID-CAP EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
2001........  $13.30     $   --       $(0.19)           $   --          $(2.02)         $11.09      2.72%     $ 21,938
2000........   15.20      (0.04)       (0.13)               --           (1.73)          13.30     (2.93)       23,714
1999........   13.56      (0.03)        1.90                --           (0.23)          15.20     14.00        30,744
1998........   13.97         --         0.70                --           (1.11)          13.56      7.16        31,075
1997........   11.86      (0.01)        2.64             (0.01)          (0.51)          13.97     22.23        23,913
---------------------------------------------------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
---------------------------------------------------------------------------------------------------------------------------
2001........  $13.06     $ 0.16       $(0.32)           $(0.20)         $   --          $12.70     (1.14)%    $ 63,102
2000........   13.23       0.26         0.98             (0.26)          (1.15)          13.06     10.43        67,594
1999........   15.08       0.29        (0.63)            (0.29)          (1.22)          13.23     (3.00)      101,741
1998........   15.21       0.27         1.02             (0.28)          (1.14)          15.08      9.69        98,759
1997........   12.41       0.28         3.02             (0.28)          (0.22)          15.21     26.82        72,747


                                                                 RATIO OF NET
                              RATIO OF         RATIO OF           INVESTMENT
                                 NET           EXPENSES TO      INCOME (LOSS) TO
                RATIO OF      INVESTMENT       AVERAGE NET         AVERAGE NET
               EXPENSES TO   INCOME (LOSS)   ASSETS (EXCLUDING   ASSETS (EXCLUDING   PORTFOLIO
                 AVERAGE     TO AVERAGE        WAIVERS AND         WAIVERS AND        TURNOVER
                NET ASSETS    NET ASSETS     REIMBURSEMENTS)     REIMBURSEMENTS)        RATE
----------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
----------------------------------------------------------------------------------------------
2001 .......    1.15%          (0.30)%            1.44%             (0.59)%             88%
2000 .......    1.15            0.17              1.38              (0.06)             105
1999 .......    1.15            0.20              1.36              (0.01)             168
1998 .......    1.15            0.43              1.41               0.17              219
1997 .......    1.15            0.70              1.60               0.25              196
----------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------
2001 .......    1.20%           0.47%             3.22%             (1.55)%             27%
2000 .......    1.20            0.69              8.04              (6.15)              34
1999 (1) ...    1.20              --              1.20                 --               --
----------------------------------------------------------------------------------------------
MID-CAP EQUITY FUND
----------------------------------------------------------------------------------------------
2001 .......    1.15%           0.04%             1.66%             (0.47)%             93%
2000 .......    1.15           (0.18)             1.56              (0.59)             106
1999 .......    1.15           (0.20)             1.50              (0.55)             122
1998 .......    1.15           (0.29)             1.53              (0.67)              92
1997 .......    1.15           (0.07)             1.77              (0.69)             139
----------------------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
----------------------------------------------------------------------------------------------
2001 .......    0.95%           1.20%             1.12%              1.03%              73%
2000 .......    0.95            2.01              1.06               1.90               72
1999 .......    0.95            1.95              0.96               1.94               80
1998 .......    0.95            1.90              1.11               1.74               76
1997 .......    0.95            2.09              1.23               1.81              105


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON DECEMBER 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR ROUNDED TO $0.

                                                                   PROSPECTUS 15

                                                                           NOTES

16  PROSPECTUS

HOW TO OBTAIN MORE INFORMATION

STI CLASSIC VARIABLE TRUST

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 1, 2002, includes detailed information about the STI Classic Variable Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:
Call 1-800-428-6970

BY MAIL:
Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain documents, and other information about the STI Classic Variable Trust, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Fund's Investment Company Act registration number is 811-09032.